Exhibit 99.1

Welcome Shareholders January 18, 2024

Forward Looking StatementsCertain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors.

   Welcome & Introductions Warren Elliott, Chairman of the Board

 Board of Directors Warren Elliott Chairman of the Board Skip Jennings Vice Chairman of the Board Tim Henry President & CEO

 zBoard of DirectorsMarty Brown Kevin Craig Greg Duffey

 Board of DirectorsDan Fisher Stanley Kerlin Don Mowery

 Board of DirectorsKim Rzomp Greg Snook

 AgendaStock Performance Bank Highlights Questions Closing Comments Tour of Corporate Headquarters (Optional)

 Company Highlights Tim Henry, President & CEO Chad Carroll, Executive VP & COO Mark Hollar, Executive VP & CFO

 Stock price dividend $40$38$36$34$32$30$28$26$24$22$20 2017 20182019 2020 2021 2022 2023 $1.40 $1.20 $1.00 $0.8 $0.60 $0.40 $0.20 $0.00 Price per share Dividend

Total Return Performance Index Value 400 300 200 100 0 2016 2017 2018 2019 2020 2021 2022 2023 FFSC NASDAQ Composite Index S&P US BMI MAR Index Peer Group Indec 12.31.16 1331.17 12.31.18 12.31.19 12.31.20 12.31.21 12.31.22 12.31.23 Franklin Financial services Corporation 100.00 134.41 116.78 148.08 107.96 137.67 156.24 142.51 S&P US BMI Banks Mis-Atlantic Region Index 100.00 122.56 104.72 148.90 134.59 169.99 143.57 174.07 Peer Group (Mid -Atlantic Banks with assets between $1B-$2B as of 9.30.23 100.00 117.85 116.87 134.93 108.49 140.16 142.48 140.77 Source :S&P Global Market Intelligence

 Computershare (800) 368-5948 or www.computershare.com

 Amanda Ducey Corporate Secretary (717) 261-3553 amanda.ducey@f-mtrust.com Zoe Clayton Assistant Corporate Secretary (717) 261-3551

 Company HighlightsSenior Management Introductions Innovation and Technology Market Area Expansion Customer Services Community Investments

 Senior ManagementTim Henry President & CEO

 Senior ManagementChad Carroll Executive Vice PresidentChief Operating Officer Mark Hollar Executive Vice PresidentChief Financial Officer& Treasurer Lorie Heckman Senior Vice President Chief Risk Officer

 Senior ManagementSteve Butz Senior Vice President Chief Commercial Services Officer Scott Ehrig, CFP, CIMA Senior Vice President Chief Wealth Management Officer Lou Giustini Senior Vice President Chief Retail Services Officer

 Senior ManagementKaren Carmack, DM Senior Vice President Chief Human Resources Officer Dave Long Senior Vice President Chief Technology OfficerMatt Weaver Senior Vice President Chief Marketing Officer

 Innovation and TechnologySalesforce Data Analytics ATMs / ITMs Bots

 Market Area Expansion Bedford Huntingdon Mifflin Juniata Perry Dauphin Lebanon Lancaster York Adams Cumberland Franklin Fulton Washington Allegany Morgan Berkeley Jefferson Frederick Howard Baltimore Adams York Carrol Baltimore Harford Chembersburg corporate headquarters

 Customer ServicesTreasury MCommunity Champions anagement Wealth Management

 Community InvestmentsMore than 250 employees participated in the bank’s annual Banktoberfest event More than 500 trees and shrubs were planted on 3 acres of Shippensburg farmland Water quality increased and pollution was reduced for 18 million people and 3,000 species of animals across 64,000 square miles of the Chesapeake Bay watershed

 Community Investments F&M Trust donates more than $500,000 annually, including more than $100,000 for scholarships Employees contribute more than 1,500 annual volunteer hours to community groups Employees hold positions of leadership and serve on boards of directors for dozens of local organizations and nonprofit agencies

 Questions Tim Henry, President & CEO

 Closing Comments Skip Jennings, Vice Chairman of the Board

 Closing Comments
F&M Trust – 22 Years What hasn’t changedWhat has changed Where are we going? How do we get there?

 Franklin Financial Services Corporation Annual Meeting Tuesday, April 23, 2024

 Thank You (Tours available following the presentation)

   Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank